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                                                                                                          FOR USE IN NEW YORK ONLY

(JOHN HANCOCK(R) LOGO)                                                              Address: P.O. Box 55013, Boston, MA 02205-5013
JOHN HANCOCK ANNUITIES                                       Overnight mailing address: 601 Congress Street, Boston MA 02210-2805.
                                                                                                         Home Office: Valhalla, NY
John Hancock Life Insurance Company of New York                        Phone: 800-551-2078 Web Address: www.jhannuitiesnewyork.com

==================================================================================================================================

Application for Venture Vision(R)                          Flexible Payment Deferred Variable Annuity Application.
                                                           Payment or original exchange/transfer paperwork must accompany
                                                           Application

1.   ACCOUNT REGISTRATION (Select only one)

     Application solicited in the state of [ ] [ ]

     A.   NON-QUALIFIED (select ownership type)            B.   QUALIFIED

     [ ]  Individual   [ ]  Trust   [ ]  Corporation       [ ]  Traditional IRA, Tax year ______   [ ]  Inherited/Beneficiary IRA

     [ ]  UGMA/UTMA    [ ]  Charitable Remainder Trust     [ ]  Roth IRA, Tax year _______         [ ]  403(b) Non-ERISA

     [ ]  Other ______________________________________     [ ]  SEP IRA                            [ ]  403(b) ERISA

                                                           [ ]  SIMPLE IRA                         [ ]  Individual 401(k)

                                                           [ ]  Other _________________________

==================================================================================================================================

2.   PURCHASE PAYMENT (minimum $25,000)

     A.   DIRECT PAYMENT/AMOUNT                            B.   TRANSFER/ESTIMATED AMOUNT (include transfer paperwork)

     [ ]  Check $__________                                [ ]  Non-qualified 1035 Exchange $__________
          payable to John Hancock Life Insurance
          Company (U.S.A.)                                 [ ]  Qualified Direct Transfer $__________

     [ ]  Wire $__________                                 [ ]  Qualified Rollover from another carrier $__________

==================================================================================================================================

3.   OWNER   [ ]  Male   [ ]  Female   [ ]  Trust/Entity   CO-OWNER   [ ]  Male   [ ]  Female   [ ]  Trust/Entity

     ---------------------------------------------------   -----------------------------------------------------------------------
     Owner's Name (First, Middle, Last or Name of          Co-owner's Name (First, Middle, Last or Name of Trust/Entity)
     Trust/Entity)

     ---------------------------------------------------   -----------------------------------------------------------------------
     Mailing Address                                       Mailing Address

     ---------------------------------------------------   -----------------------------------------------------------------------
     Residential Address (Required if different from       Residential Address (Required if different from mailing or address is
     mailing or address is PO Box)                         PO Box)

     ---------------------------------------------------   -----------------------------------------------------------------------
     City, State, Zip                                      City, State, Zip

          /    /                                                /    /
     ------------------   ------------------------------   ------------------   --------------------------------------------------
     Date of Birth        Social Security/Tax              Date of Birth        Social Security/Tax Identification Number
     (mm/dd/yyyy)         Identification Number            (mm/dd/yyyy)

==================================================================================================================================

4.   ANNUITANT (if different than owner)                   CO-ANNUITANT (if different than co-owner)   [ ]  Male   [ ]  Female
     [ ]  Male   [ ]  Female

     ---------------------------------------------------   -----------------------------------------------------------------------
     Annuitant's Name (First, Middle, Last or Name of      Co-annuitant's Name (First, Middle, Last or Name of Trust/Entity)
     Trust/Entity)

     ---------------------------------------------------   -----------------------------------------------------------------------
     Mailing Address                                       Mailing Address

     ---------------------------------------------------   -----------------------------------------------------------------------
     Residential Address (Required if different from       Residential Address (Required if different from mailing or address is
     mailing or address is PO Box)                         PO Box)

     ---------------------------------------------------   -----------------------------------------------------------------------
     City, State, Zip                                      City, State, Zip

          /    /                                                /    /
     ------------------   ------------------------------   ------------------   --------------------------------------------------
     Date of Birth        Social Security/Tax              Date of Birth        Social Security/Tax Identification Number
     (mm/dd/yyyy)         Identification Number            (mm/dd/yyyy)
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5.   PRIMARY BENEFICIARY/IES (Total % of proceeds to primary beneficiaries must equal 100%)

     IF THERE ARE CO-OWNERS, THE SURVIVING OWNER IS THE PRIMARY BENEFICIARY. IF YOU WISH TO RESTRICT THE DEATH PAYMENT OPTIONS FOR
     YOUR BENEFICIARY(IES), PLEASE COMPLETE THE SEPARATE RESTRICTED BENEFICIARY FORM. IF YOU HAVE ADDITIONAL BENEFICIARIES, PLEASE
     USE THE REMARKS SECTION 13 TO CONTINUE.

     PRIMARY #1                                            PRIMARY #2

     _________% of proceeds   [ ]  Male   [ ]  Female      _________% of proceeds   [ ]  Male   [ ]  Female   [ ]  Trust/Entity
                              [ ] Trust/Entity

     ---------------------------------------------------   -----------------------------------------------------------------------
     Primary Beneficiary's Name (First, Middle, Last or    Primary Beneficiary's Name (First, Middle, Last or Name of
     Name of Trust/Entity)                                 Trust/Entity)

     ---------------------------------------------------   -----------------------------------------------------------------------
     Relationship to Owner                                 Relationship to Owner

          /    /                                                /    /
     ------------------   ------------------------------   ------------------   --------------------------------------------------
     Date of Birth        Social Security/Tax              Date of Birth        Social Security/Tax Identification Number
     (mm/dd/yyyy)         Identification Number            (mm/dd/yyyy)

     ===================================================   =======================================================================

     PRIMARY #3                                            PRIMARY #4

     _________% of proceeds   [ ]  Male   [ ]  Female      _________% of proceeds   [ ]  Male   [ ]  Female   [ ]  Trust/Entity
                              [ ] Trust/Entity

     ---------------------------------------------------   -----------------------------------------------------------------------
     Primary Beneficiary's Name (First, Middle, Last or    Primary Beneficiary's Name (First, Middle, Last or Name of
     Name of Trust/Entity)                                 Trust/Entity)

     ---------------------------------------------------   -----------------------------------------------------------------------
     Relationship to Owner                                 Relationship to Owner

          /    /                                                /    /
     ------------------   ------------------------------   ------------------   --------------------------------------------------
     Date of Birth        Social Security/Tax              Date of Birth        Social Security/Tax Identification Number
     (mm/dd/yyyy)         Identification Number            (mm/dd/yyyy)

==================================================================================================================================

6.   CONTINGENT BENEFICIARY/IES (Receive proceeds only if primary beneficiary(ies) pre-decease owner)

     CONTINGENT #1                                         CONTINGENT #2

     _________% of proceeds   [ ]  Male   [ ]  Female      _________% of proceeds   [ ]  Male   [ ]  Female   [ ]  Trust/Entity
                              [ ] Trust/Entity

     ---------------------------------------------------   -----------------------------------------------------------------------
     Contigent Beneficiary's Name (First, Middle, Last     Contigent Beneficiary's Name (First, Middle, Last or Name of
     or Name of Trust/Entity)                              Trust/Entity)

     ---------------------------------------------------   -----------------------------------------------------------------------
     Relationship to Owner                                 Relationship to Owner

          /    /                                                /    /
     ------------------   ------------------------------   ------------------   --------------------------------------------------
     Date of Birth        Social Security/Tax              Date of Birth        Social Security/Tax Identification Number
     (mm/dd/yyyy)         Identification Number            (mm/dd/yyyy)

==================================================================================================================================

7.   OPTIONAL LIVING BENEFITS
     (AVAILABLE AT THE TIME OF APPLICATION AND CANNOT BE CANCELLED ONCE ELECTED. AGE RESTRICTIONS MAY APPLY.)

     PLEASE CHOOSE ONLY ONE RIDER

     [ ]  PRINCIPAL PLUS FOR LIFE

     [ ]  PRINCIPAL PLUS FOR LIFE PLUS AUTOMATIC ANNUAL STEP-UP

==================================================================================================================================

8.   OPTIONAL DEATH BENEFITS
     (AVAILABLE AT THE TIME OF APPLICATION AND CANNOT BE CANCELLED ONCE ELECTED. AGE RESTRICTIONS MAY APPLY.)

     [ ]  ANNUAL STEP-UP DEATH BENEFIT
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9.   INITIAL INVESTMENT ALLOCATIONS

     USE THIS SIDE IF YOU ELECTED A PRINCIPAL PLUS FOR     USE THIS SIDE IF YOU DID NOT ELECT A PRINCIPAL PLUS FOR LIFE RIDER
     LIFE RIDER

     DOLLAR COST AVERAGING                                        DOLLAR COST AVERAGING

     _____% 6 month DCA (Must also complete section 10)    _____% 6 month DCA (Must also complete section 10)
     _____% 12 month DCA (Must also complete section 10)   _____% 12 month DCA (Must also complete section 10)
                                                           _____% RCM/T. Rowe Price Science & Technology
     MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LTD         _____% MFC GIM(1) Pacific Rim
                                                           _____% T. Rowe Price Health Sciences
     _____% Lifestyle Growth                               _____% Wellington Management Small Cap Growth
     _____% Lifestyle Balanced                             _____% Wellington Management Mid Cap Stock
     _____% Lifestyle Moderate                             _____% Wellington Management Natural Resources
     _____% Lifestyle Conservative                         _____% Davis Financial Services
     _____% Index Allocation Trust                         _____% Marsico International Opportunities
     _____% Money Market                                   _____% Templeton(R) International Small Cap
       100% TOTAL                                          _____% American Funds American International
                                                           _____% Templeton(R) International Value
     OR CHOOSE ONE ASSET ALLOCATION MODEL                  _____% GMO International Core
                                                           _____% MFC GIM(1) Mid Cap Index
     [ ]  FUNDAMENTAL  HOLDINGS OF AMERICA                 _____% Jennison Capital Appreciation
     15% American International (American Funds)           _____% American Funds American Growth
     25% American Growth-Income (American Funds)           _____% T. Rowe Price Blue Chip Growth
     25% American Growth (American Funds)                  _____% Capital Guardian U.S. Large Cap
     35% American Bond (American Funds)                    _____% LMFM Core Equity
                                                           _____% PIM Classic Value
     [ ]  GLOBAL BALANCED                                  _____% DeAM Real Estate Securities
     30% Fundamental Value (Davis)                         _____% Munder Capital Small Cap Opportunities
     25% American International (American Funds)           _____% Wellington Management Small Cap Value
     25% Global Allocation (UBS Global AM)                 _____% T. Rowe Price Small Company Value
     20% Global Bond (PIMCO)                               _____% Van Kampen Value
                                                           _____% Davis Fundamental Value
     [ ]  BLUE CHIP BALANCED                               _____% T. Rowe Price Equity-Income
     30% American Growth (American Funds)                  _____% American Funds American Growth-Income
     30% American Growth-Income (American Funds)           _____% Capital Guardian Income & Value
     40% Investment Quality  Bond(Wellington Management)   _____% UBS Global AM Global Allocation
                                                           _____% WAMCO High Yield
     If any Principal Plus For Life rider is elected,      _____% WAMCO Strategic Bond
     (a) I understand that if I allocate in accordance     _____% PIMCO Global Bond
     with an Asset Allocation Model, now or in the         _____% Wellington Management Investment Quality Bond
     future, my variable contract value must be            _____% PIMCO Total Return
     rebalanced quarterly and (b) I hereby authorize the   _____% American Funds American Bond
     Company to automatically rebalance my variable        _____% WAMCO U.S. Government Securities
     contract value on a quarterly basis, on the last      _____% MFC GIM(1) Money Market
     business day of the calendar quarter, whenever my            INDEX PORTFOLIO
     contract value is invested in accordance with an      _____% MFC GIM(1) Index Allocation Trust
     Asset Allocation Model.                                      MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LTD
                                                           _____% Lifestyle Growth
                                                           _____% Lifestyle Balanced
                                                           _____% Lifestyle Moderate
                                                           _____% Lifestyle Conservative
                                                           _____% Index Allocation Trust
                                                           _____% Money Market
                                                             100% TOTAL

(1)  MFC Global Investment Management (U.S.A.) Limited

==================================================================================================================================

10.  OPTIONAL DOLLAR COST AVERAGING Complete this section if you wish to Dollar Cost Average. Dollar Cost Averaging is an optional program which involves the systematic transfer of specific dollar amounts each month from a Source Fund to one or more
     Variable portfolios. If no start date is indicated below, automatic transfers start 30 days after your contract's inception and continue until the Source fund is depleted. If the Transfer date is a weekend or holiday, the transfer will occur on the next business day. Start Date: _______/______/_________
                                          (mm/dd/yyyy)

     SOURCE FUND                                           DESTINATION FUND(S) AND % TO ALLOCATE (must equal 100%)

     [ ]  6 month DCA Fund    [ ]  12 month DCA Fund       __________________________________   __________%
                                                           Fund Name/Model
     [ ]  Money Market Fund   [ ]  Other Source Fund
                                                           __________________________________   __________%
                                                           Fund Name/Model
     If Money Market or Other Source Fund elected,
     indicate amount to be transferred each month $_____   __________________________________   __________%
                                                           Fund Name/Model

                                                           __________________________________   __________%
                                                           Fund Name/Model

     If you elected Principal Plus For LIfe RIder, Destination Funds must be from the Principal Plus For Life options in Section
     9.
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11.  REMARKS
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12. ACKNOWLEDGMENTS/SIGNATURES

     STATEMENT OF APPLICANT: I/We agree that the Contract I/we have applied for shall not take effect until the later of: (1) the issuance of the Contract, or (2) receipt by the Company at its Annuity Service Office of the first payment required under the
     Contract. The information herein is true and complete to the best of my/our knowledge and belief and is correctly recorded.
     I/We agree to be bound by the representations made in this application and acknowledge the receipt of an effective Prospectus describing the Contract applied for. The Contract I/we have applied for is suitable for my/our insurance investment objectives, financial situations, and needs. I/We understand that unless I/we elect otherwise in the Remarks section, the
     Maturity Date will be the later of the Annuitant's 85th birthday or 10 years from the Contract Date.

     [ ]  YES   [ ]  NO   Does the annuitant or applicant(s) have any existing annuity or insurance policies?

     [ ]  YES   [ ]  NO   Will the purchase of this annuity replace or change any other insurance or annuity?

                          IF YOU ANSWERED "YES" TO EITHER QUESTION, PLEASE COMPLETE BELOW AND ATTACH TRANSFER PAPERWORK AND ANY
                          NECESSARY STATE REPLACEMENT FORMS:

     ---------------------------------------------------   ----------------------------------   [ ]  Annuity   [ ]  Life Insurance
     Issuing Company                                       Contract Number

     ---------------------------------------------------   ----------------------------------   [ ]  Annuity   [ ]  Life Insurance
     Issuing Company                                       Contract Number

     I/WE ACKNOWLEDGE RECEIPT OF THE CURRENT PROSPECTUS AND UNDERSTAND THAT ANNUITY PAYMENTS AND OTHER VALUES PROVIDED BY THE
     CONTRACT APPLIED FOR, WHEN BASED ON THE INVESTMENT EXPERIENCE OF THE VARIABLE INVESTMENT OPTIONS ARE VARIABLE AND ARE NOT
     GUARANTEED AS A TO FIXED DOLLAR AMOUNT.

     I CERTIFY MY STATUS AS A CITIZEN OF THE UNITED STATES OF AMERICA OR A RESIDENT ALIEN OF THE UNITED STATES OF AMERICA.


     X                                                                                                  /         /
     ---------------------------------------------------   ----------------------------------   ----------------------------
     Signature of Owner                                    City, State                          Date (mm/dd/yyyy)


     X
     ---------------------------------------------------
     Signature of Co-owner (if any)


     X
     ---------------------------------------------------   ----------------------------------
     Sign of Annuitant                                     City, State


     X
     ---------------------------------------------------
     Signature of Co-annuitant (if any)

==================================================================================================================================

13.  AGENT INFORMATION

     A.   AGENT CERTIFICATION

     [ ]  YES   [ ]  NO   Does the annuitant or applicant have existing individual life insurance policies or annuity contracts?

     [ ]  YES   [ ]  NO   Will this contract replace or change any existing life insurance or annuity in this or any other company?

     B.   OPTION (If left blank, option will default to your firm's Selling Agreement)

     [ ]  Option B:(T)   [ ]  Option C:(LT)

     C.   AGENT INFORMATION


     X                                                     (                                )
     ---------------------------------------------------   ----------------------------------   ----------------------------------
     Signature of Agent #1                                 Printed Name of Agent                Percentage %

                                                                                                        -        -
     ---------------------------------------------------   ----------------------------------   ----------------------------------
     State License I.D.                                    Broker/Dealer Rep Number             Social Security Number


     ----------------------------------------------------------------------------------------   ----------------------------------
     Broker/Dealer Firm                                                                         Agent's Telephone Number


     X
     ---------------------------------------------------   ----------------------------------   ----------------------------------
     Signature of Agent #2                                 Printed Name of Agent                Percentage %

                                                                                                        -        -
     ---------------------------------------------------   ----------------------------------   ----------------------------------
     State License I.D.                                    Broker/Dealer Rep Number             Social Security Number

                                                           (                                )
     ---------------------------------------------------   ----------------------------------
     Broker/Dealer Firm                                    Agent's Telephone Number

PERFORATION AT 1/8

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AUTOMATIC REBALANCING*                                                                                            ACCEPT   DECLINE
                                                                                                                    [ ]      [3]
If marked, the Contract Value, excluding amounts in the fixed account investment options, will be
automatically rebalanced as indicated by variable Investment Allocations elected on section 6 of the               Owner MUST mark
application, unless subsequently changed. Initial Payment must be allocated to at least 2 variable investment      or the default
options in order to participate in Automatic Rebalancing.                                                         will be selected

If a policyholder elects to participate in Automatic Rebalancing, the total value of the variable portfolios must be included in the program. Therefore, fund exchanges and subsequent payments received and applied to portfolios in percentages different from the current rebalancing allocation will be rebalanced at the next date of rebalancing unless the subsequent payments are allocated to the fixed account investment options.
Automatic Rebalancing not available if you are participating in a Dollar Cost Averaging program from a
Variable Portfolio.

Rebalancing will occur on the 25th of the month (or next business day); please indicate frequency. If no frequency is indicated, then Automatic Rebalancing will occur Quarterly:

[ ]  Quarterly   [ ]  Semi-Annually (June & December)   [ ]  Annually (December)

==================================================================================================================================

PRINCIPAL PLUS FOR LIFE GUARANTEED INCOME PROGRAM                                                                 ACCEPT   DECLINE
                                                                                                                    [ ]      [3]
If you elected any Principal Plus For Life rider, you are guaranteed a 5% annual withdrawal. If you are
younger than 65, the annual withdrawal will continue until all your principal is returned to you. If you are       Owner MUST mark
65 or older, this will withdrawal will continue as along as you are alive.                                         or the default
                                                                                                                  will be selected

USE THIS SECTION TO START YOUR WITHDRAWAL PROGRAM NOW:

[ ]  Under age 65; withdraw my Guaranteed Withdrawal Amount (Maximum annual amount until benefit is depleted)

[ ]  Age 65 and older; withdraw my Lifetime Income Amount (Maximum annual amount guaranteed for life)

 FREQUENCY OF WITHDRAWAL

[ ]  Monthly   [ ]  Quarterly   [ ]  Semi-annually   [ ]  Annually

Begin systematic withdrawal: _________________   __________ (options: 1st - 28th)
                             Month               Day

CHANGES TO YOUR SYSTEMATIC WITHDRAWAL AMOUNT ARE NOT AUTOMATIC. IF THERE IS ANY CHANGE TO YOUR GUARANTEED
WITHDRAWAL AMOUNTS DUE TO STEP-UPS TO THE GUARANTEED WITHDRAWAL BALANCE, ADDITIONAL PAYMENTS TO THE CONTRACT,
OR ANY EXCESS WITHDRAWALS, YOU WILL NEED TO COMPLETE A NEW WITHDRAWAL FORM TO INSTRUCT JOHN HANCOCK TO UPDATE
YOUR SYSTEMATIC WITHDRAWAL INSTRUCTIONS.
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